SUB-ITEM 77 C (1):
Submission of matters
 to a vote of security holders

A Special Meeting of
Shareholders of
Automated Cash
Management Trust
 (the "Fund"), a portfolio
of Money Market
Obligations Trust
(the "Trust") was held
 on March 18, 2008.
The following item,
 which is required to
 be reported under
the sub-item 77C, was
voted on at the meeting:

AGENDA ITEM
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,031

513,386,538
J. Christopher Donahue

61,693,660,618

484,213,951
R. James Nicholson

61,671,629,324

506,245,228
Thomas M. O'Neill

61,688,131,563

489,732,592
James F. Will

61,682,345,729

495,518,426
1	The following
 Trustees continued
their terms: John F. Donahue,
 Thomas G. Bigley,
John T. Conroy, Jr., John F.
Cunningham, Peter E. Madden,
 Charles F. Mansfield,
Jr., John E. Murray,
Jr., Marjorie P. Smuts
and John S. Walsh.

The Definitive Proxy
 Statement for this
 Special Meeting was
filed with the Securities
and Exchange Commission on
January 28, 2008, and is
 incorporated by reference.
 (File No. 811-05950).



SUB-ITEM 77 C (2):
 Submission of matters
to a vote of security holders

A Special Meeting of
 Shareholders of Automated
Government Money Trust
(the "Fund"), a portfolio
of Money Market
Obligations Trust
 (the "Trust") was
held on March 18, 2008.
  The following item,
which is required to be
reported under
the sub-item 77C, was
voted on at the meeting:
AGENDA ITEM
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,031

513,386,538
J. Christopher Donahue

61,693,660,618

484,213,951
R. James Nicholson

61,671,629,324

506,245,228
Thomas M. O'Neill

61,688,131,563

489,732,592
James F. Will

61,682,345,729

495,518,426
1	The following
 Trustees continued
their terms: John F. Donahue,
 Thomas G. Bigley,
John T. Conroy, Jr., John F.
Cunningham, Peter E.
Madden, Charles F. Mansfield, Jr.,
 John E. Murray, Jr.,
Marjorie P. Smuts and
John S. Walsh.

The Definitive Proxy
Statement for this Special
 Meeting was filed with
the Securities and Exchange
Commission on
January 28, 2008, and is
incorporated by reference.
 (File No. 811-05950).




SUB-ITEM 77 C (3):
 Submission of matters
to a vote of security holders

A Special Meeting of
Shareholders of Federated
 Master Trust (the "Fund"),
 a portfolio of Money Market Obligations
Trust (the "Trust") was
 held on March 18, 2008.
 The following item, which
 is required to be reported
 under the sub-
item 77C, was voted on at
the meeting:
AGENDA ITEM
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,031

513,386,538
J. Christopher Donahue

61,693,660,618

484,213,951
R. James Nicholson

61,671,629,324

506,245,228
Thomas M. O'Neill

61,688,131,563

489,732,592
James F. Will

61,682,345,729

495,518,426
1	The following
Trustees continued their
terms: John F. Donahue,
Thomas G. Bigley,
John T. Conroy, Jr., John F.
Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr.,
Marjorie P. Smuts and
John S. Walsh.

The Definitive Proxy
Statement for this Special
 Meeting was filed with
 the Securities and
Exchange Commission on January
28, 2008, and is
incorporated by reference.
 (File No. 811-05950).


SUB-ITEM 77 C (4):
Submission of matters
 to a vote of security holders

A Special Meeting of
Shareholders of Federated
 Short-Term U.S. Government
Trust (the "Fund"),
a portfolio of Money
Market Obligations Trust
 (the "Trust") was
 held on March 18, 2008.
  The following item,
which is required to be
reported under the
sub-item 77C, was voted
on at the meeting:

AGENDA ITEM
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,031

513,386,538
J. Christopher Donahue

61,693,660,618

484,213,951
R. James Nicholson

61,671,629,324

506,245,228
Thomas M. O'Neill

61,688,131,563

489,732,592
James F. Will

61,682,345,729

495,518,426
1	The following
 Trustees continued
their terms:
John F. Donahue,
Thomas G. Bigley,
John T. Conroy, Jr., John F.
Cunningham,
Peter E. Madden,
Charles F. Mansfield, Jr.,
 John E. Murray, Jr.,
Marjorie P. Smuts and
John S. Walsh.

The Definitive Proxy
Statement for this Special
Meeting was filed with
the Securities and
Exchange Commission on
January 28, 2008, and is
 incorporated by reference.
 (File No. 811-05950).


SUB-ITEM 77 C (5):
Submission of matters
 to a vote of security holders

A Special Meeting of
Shareholders of Government
 Obligations Fund (the "Fund"),
 a portfolio of Money Market
Obligations Trust (the "Trust")
was held on March 18, 2008.
The following item, which is
 required to be reported under
the sub-item 77C, was
 voted on at the meeting:

AGENDA ITEM
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,031

513,386,538
J. Christopher Donahue

61,693,660,618

484,213,951
R. James Nicholson

61,671,629,324

506,245,228
Thomas M. O'Neill

61,688,131,563

489,732,592
James F. Will

61,682,345,729

495,518,426
1	The following
Trustees continued
their terms: John F. Donahue,
Thomas G. Bigley,
John T. Conroy, Jr., John F.
Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr.,
John E. Murray, Jr.,
 Marjorie P. Smuts and
John S. Walsh.

The Definitive Proxy
Statement for this
Special Meeting was
filed with the Securities
 and Exchange Commission on
January 28, 2008, and is
incorporated by reference.
 (File No. 811-05950).


SUB-ITEM 77 C (6):
Submission of matters
to a vote of security holders

A Special Meeting of
Shareholders of Government
 Obligations Tax-Managed
 Fund (the "Fund"),
a portfolio of Money
Market Obligations Trust
(the "Trust") was
held on March 18, 2008.
 The following item,
which is required to be
reported under the
sub-item 77C, was voted
on at the meeting:
AGENDA ITEM
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,031

513,386,538
J. Christopher Donahue

61,693,660,618

484,213,951
R. James Nicholson

61,671,629,324

506,245,228
Thomas M. O'Neill

61,688,131,563

489,732,592
James F. Will

61,682,345,729

495,518,426
1	The following
 Trustees continued
their terms:
John F. Donahue,
 Thomas G. Bigley,
John T. Conroy, Jr.,
 John F.
Cunningham, Peter E. Madden,
 Charles F. Mansfield, Jr.,
 John E. Murray, Jr.,
Marjorie P. Smuts and John S. Walsh.

The Definitive Proxy
Statement for this
Special Meeting was
filed with the
Securities and
 Exchange Commission
 on January
28, 2008, and is
incorporated by reference.
(File No. 811-05950).


SUB-ITEM 77 C (7):
Submission of matters
 to a vote of security holders

A Special Meeting of
Shareholders of
Liberty U.S. Government
Money Market Trust
 (the "Fund"),
a portfolio of Money
Market Obligations Trust
 (the "Trust") was held
on March 18, 2008.
The following item,
 which is required to be
reported under the
sub-item 77C, was voted
 on at the meeting:
AGENDA ITEM
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,031

513,386,538
J. Christopher Donahue

61,693,660,618

484,213,951
R. James Nicholson

61,671,629,324

506,245,228
Thomas M. O'Neill

61,688,131,563

489,732,592
James F. Will

61,682,345,729

495,518,426
1	The following
 Trustees continued
their terms: John F. Donahue,
 Thomas G. Bigley,
John T. Conroy, Jr.,
John F.
Cunningham, Peter E. Madden,
 Charles F. Mansfield, Jr.,
 John E. Murray, Jr.,
Marjorie P. Smuts
and John S. Walsh.

The Definitive Proxy
Statement for this
Special Meeting was
 filed with the
Securities and
 Exchange Commission
on January
28, 2008, and is
incorporated by reference.
 (File No. 811-05950).


SUB-ITEM 77 C (8):
Submission of matters
 to a vote of security holders

A Special Meeting of
 Shareholders of Municipal
 Obligations Fund (the "Fund"),
 a portfolio of Money
Market Obligations
Trust (the "Trust") was
 held on March 18, 2008.
 The following item,
 which is required to
be reported under the sub-
item 77C, was voted
on at the meeting:
AGENDA ITEM
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,031

513,386,538
J. Christopher Donahue

61,693,660,618

484,213,951
R. James Nicholson

61,671,629,324

506,245,228
Thomas M. O'Neill

61,688,131,563

489,732,592
James F. Will

61,682,345,729

495,518,426
1	The following
Trustees continued
their terms: John F. Donahue,
 Thomas G. Bigley,
John T. Conroy, Jr., John F.
Cunningham, Peter E. Madden,
 Charles F. Mansfield, Jr.,
John E. Murray, Jr.,
 Marjorie P. Smuts and
 John S. Walsh.

The Definitive Proxy
Statement for this
Special Meeting was
 filed with the
Securities and
Exchange Commission
on January
28, 2008, and is
incorporated by
 reference. (File No. 811-05950).


SUB-ITEM 77 C (9):
Submission of matters
to a vote of security holders

A Special Meeting of
Shareholders of
Prime Cash Obligations
Fund (the "Fund"),
a portfolio of Money Market
Obligations Trust (the "Trust")
was held on March 18, 2008.
 The following item, which
 is required to be reported
under
the sub-item 77C, was voted
 on at the meeting:
AGENDA ITEM
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,031

513,386,538
J. Christopher Donahue

61,693,660,618

484,213,951
R. James Nicholson

61,671,629,324

506,245,228
Thomas M. O'Neill

61,688,131,563

489,732,592
James F. Will

61,682,345,729

495,518,426
1	The following
Trustees continued their terms:
John F. Donahue,
Thomas G. Bigley,
John T. Conroy, Jr., John F.
Cunningham, Peter E. Madden,
 Charles F. Mansfield, Jr.,
 John E. Murray, Jr.,
Marjorie P. Smuts and
John S. Walsh.

The Definitive Proxy
Statement for this Special
 Meeting was filed with
 the Securities and
 Exchange Commission
on January
28, 2008, and is
 incorporated by reference.
 (File No. 811-05950).


SUB-ITEM 77 C (10):
Submission of matters
 to a vote of security
 holders

A Special Meeting of
Shareholders of
Prime Management
 Obligations Fund (the "Fund"),
 a portfolio of Money Market
Obligations Trust (the "Trust")
was held on March 18, 2008.
 The following item, which
 is required to be reported
 under
the sub-item 77C, was voted
on at the meeting:
AGENDA ITEM
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,031

513,386,538
J. Christopher Donahue

61,693,660,618

484,213,951
R. James Nicholson

61,671,629,324

506,245,228
Thomas M. O'Neill

61,688,131,563

489,732,592
James F. Will

61,682,345,729

495,518,426
1	The following
 Trustees continued
their terms:
John F. Donahue,
Thomas G. Bigley,
 John T. Conroy, Jr.,
 John F.
Cunningham, Peter
 E. Madden, Charles F. Mansfield,
 Jr., John E. Murray,
 Jr., Marjorie P. Smuts
and John S. Walsh.

The Definitive Proxy
Statement for this Special
Meeting was filed with the
Securities and Exchange
 Commission on January
28, 2008, and is
incorporated by reference.
 (File No. 811-05950).


SUB-ITEM 77 C (11):
 Submission of matters
to a vote of security holders

A Special Meeting of
 Shareholders of Prime
Obligations Fund (the "Fund"),
 a portfolio of Money
Market Obligations
Trust (the "Trust") was
held on March 18, 2008.
 The following item,
which is required to be
 reported under the sub-
item 77C, was voted on
at the meeting:
AGENDA ITEM
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,031

513,386,538
J. Christopher Donahue

61,693,660,618

484,213,951
R. James Nicholson

61,671,629,324

506,245,228
Thomas M. O'Neill

61,688,131,563

489,732,592
James F. Will

61,682,345,729

495,518,426
1	The following
 Trustees continued
 their terms: John F. Donahue,
Thomas G. Bigley,
John T. Conroy, Jr., John F.
Cunningham, Peter E. Madden,
 Charles F. Mansfield,
 Jr., John E. Murray,
 Jr., Marjorie P. Smuts
and John S. Walsh.

The Definitive Proxy
 Statement for this
Special Meeting was
filed with the Securities
 and Exchange Commission
on January
28, 2008, and is
incorporated by reference.
 (File No. 811-05950).


SUB-ITEM 77 C (12):
  Submission of matters
 to a vote of security holders

A Special Meeting of
Shareholders of Prime
 Value Obligations Fund
 (the "Fund"), a
portfolio of Money Market
Obligations Trust (the "Trust")
 was held on March 18, 2008.
 The following item, which is
 required to be reported under
the sub-item 77C, was voted
on at the meeting:
AGENDA ITEM
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,031

513,386,538
J. Christopher Donahue

61,693,660,618

484,213,951
R. James Nicholson

61,671,629,324

506,245,228
Thomas M. O'Neill

61,688,131,563

489,732,592
James F. Will

61,682,345,729

495,518,426
1	The following
 Trustees continued their terms:
 John F. Donahue, Thomas G. Bigley,
 John T. Conroy, Jr., John F.
Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr.,
 John E. Murray, Jr.,
Marjorie P. Smuts and John S. Walsh.

The Definitive Proxy Statement
for this Special Meeting was
 filed with the Securities
and Exchange Commission on January
28, 2008, and is
 incorporated by reference.
(File No. 811-05950).


SUB-ITEM 77 C (13):
Submission of matters to a
 vote of security holders

A Special Meeting of
Shareholders of Treasury
Obligations Fund (the "Fund"),
 a portfolio of Money Market
 Obligations
Trust (the "Trust") was held
on March 18, 2008.
The following item, which
is required to be reported
under the sub-
item 77C, was voted on at the meeting:
AGENDA ITEM
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,031

513,386,538
J. Christopher Donahue

61,693,660,618

484,213,951
R. James Nicholson

61,671,629,324

506,245,228
Thomas M. O'Neill

61,688,131,563

489,732,592
James F. Will

61,682,345,729

495,518,426
1	The following
Trustees continued their
terms: John F. Donahue,
 Thomas G. Bigley,
John T. Conroy, Jr., John F.
Cunningham, Peter E. Madden,
 Charles F. Mansfield, Jr.,
 John E. Murray, Jr.,
Marjorie P. Smuts and John S. Walsh.

The Definitive Proxy Statement
for this Special Meeting was
filed with the Securities
and Exchange Commission on
 January
28, 2008, and is
incorporated by reference.
(File No. 811-05950).


SUB-ITEM 77 C (14):
Submission of matters
to a vote of security holders

A Special Meeting of
Shareholders of Trust
for U.S. Treasury Obligations
(the "Fund"), a portfolio
 of Money Market
Obligations Trust (the "Trust")
 was held on March 18, 2008.
 The following item, which is
required to be reported under
the sub-item 77C, was voted
on at the meeting:
AGENDA ITEM
To elect five Trustees.1
Name

For

Withheld
Nicholas P. Constantakis

61,664,488,031

513,386,538
J. Christopher Donahue

61,693,660,618

484,213,951
R. James Nicholson

61,671,629,324

506,245,228
Thomas M. O'Neill

61,688,131,563

489,732,592
James F. Will

61,682,345,729

495,518,426
1	The following
 Trustees continued
 their terms: John F. Donahue,
Thomas G. Bigley,
John T. Conroy, Jr., John F.
Cunningham, Peter E. Madden,
Charles F. Mansfield, Jr.,
 John E. Murray, Jr.,
Marjorie P. Smuts and John S. Walsh.

The Definitive Proxy
Statement for this Special
Meeting was filed with the
Securities and Exchange
Commission on January 28, 2008,
and is incorporated by reference.
 (File No. 811-05950).



SUB-ITEM 77 C (15):
 Submission of matters
to a vote of security holders
A Special Meeting of
Shareholders of Prime
Cash Obligations Fund
(the "Fund"), a portfolio
 of Money Market
Obligations Trust (the "Trust")
 was held on August 15, 2008.
 The following item, which
 is required to be reported
under the sub-item 77C, was
 voted on at the meeting:
AGENDA ITEM
To approve or disapprove
 amending the Fund's
fundamental investment
limitation regarding
concentration of its
investments.
	Shares voted affirmatively ..
.................................
5,693,792,268
	Shares voted negatively
.................................
........277,505,968
	Shares abstaining .....
...............................
................435,360,669
The Definitive Proxy Statement
 for this Special Meeting was
filed with the Securities and
Exchange Commission on
April 15, 2008, and is
 incorporated by reference.
 (File No. 811-05950).


SUB-ITEM 77 C (16):
Submission of matters
 to a vote of security holders
A Special Meeting of Shareholders
 of Prime Management
 Obligations Fund (the "Fund"),
 a portfolio of Money Market
Obligations Trust (the "Trust")
 was held on August 15, 2008.
The following item, which is
 required to be reported
under the sub-item 77C, was
 voted on at the meeting:
AGENDA ITEM
To approve or disapprove
amending the Fund's fundamental
 investment limitation
regarding concentration of its
investments.
	Shares voted affirmatively .
...............................
....1,716,018,942
	Shares voted negatively
.................................
........91,367,217
	Shares abstaining ....
..............................
..................57,362,594
The Definitive Proxy Statement
for this Special Meeting was
filed with the Securities and
 Exchange Commission on
April 15, 2008, and is
incorporated by reference.
 (File No. 811-05950).


SUB-ITEM 77 C (17):
Submission of matters
to a vote of security holders
A Special Meeting of
Shareholders of Prime
Value Obligations Fund
(the "Fund"), a portfolio
of Money Market
Obligations Trust (the "Trust")
 was held on August 15, 2008.
 The following item, which is
 required to be reported
under the sub-item 77C, was
voted on at the meeting:
AGENDA ITEM
To approve or disapprove
 amending the Fund's
fundamental investment
limitation regarding
concentration of its
investments.
	Shares voted affirmatively .
................................
...6,722,710,265
	Shares voted negatively
 .............................
...........225,493,740
	Shares abstaining ...
................................
.................792,915,070
The Definitive Proxy Statement
 for this Special Meeting was
filed with the Securities and
 Exchange Commission on
April 15, 2008, and is
 incorporated by reference.
 (File No. 811-05950).